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                                                                   EXHIBIT 4.1

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
NR
                                    [LOGO] NATIONSRENT(TM)                                                         [SHARES]

COMMON STOCK                                                                                             INCORPORATED UNDER THE LAWS
                                                                                                         OF THE STATE OF DELAWARE
                                    NationsRent, Inc.


                                  THIS CERTIFICATE IS TRANSFERABLE                                                 SEE REVERSE FOR
                                  IN BOSTON, MA OR NEW YORK, NY                                                  CERTAIN DEFINITIONS

                                                                                                                  CUSIP 638588 10 3

THIS CERTIFIES THAT





is the owner of


             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF


NationsRent, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers and the
Corporate Seal to be hereunto affixed.


Dated:


Countersigned and Registered:

               BANKBOSTON, N.A.                          /s/ Pamela K.M. Beall               /s/ James L. Kirk
By                            Transfer Agent
                              and Registrar
                                                         Vice President, Secretary           Chairman of the Board, Chief Executive
                        Authorized Signature                   and Treasurer                           Officer and President
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                               NationsRent, Inc.



        THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED. SUCH REQUEST MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO ITS TRANSFER AGENT.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

__________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

__________________________________________________________________________________

__________________________________________________________________________________

___________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

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Dated_______________________



                                   X ___________________________________________



                                   X ___________________________________________
                            NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THIS CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed







By ________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.